--------------------------------------------------------------------------------
                                  THE EXPLORER
                                 INSTITUTIONAL
                                   TRUST(SM)
--------------------------------------------------------------------------------








                                 Annual Report
                                December 31,1999








                            [] ACTIVE CORE FUND
                            [] LIMITED DURATION FUND

                        TABLE OF CONTENTS

Letter to Shareholders.................................................    1
Putting Your Fund's Performance in Perspective.........................    3
Active Core Fund
     Portfolio of Investments..........................................    5
     Statement of Assets and Liabilities...............................    9
     Statement of Operations...........................................   10
     Statement of Changes in Net Assets................................   11
     Financial Highlights..............................................   12
Limited Duration Fund
     Portfolio of Investments..........................................   13
     Statement of Assets and Liabilities...............................   15
     Statement of Operations...........................................   16
     Statement of Changes in Net Assets................................   17
     Financial Highlights..............................................   18
Notes to Financial Statements..........................................   19
Report of Independent Accountants......................................   22




EXPI ANR 2/00

                             LETTER TO SHAREHOLDERS

January 20, 2000

Dear Shareholder,

         We are pleased to provide you our annual report for the year ended December 31, 1999. Unfortunately, for bond market participants, 1999 proved to be a difficult year for the U.S. fixed-income market. As global financial stability materialized early in the year, the market focused on the strength of the U.S. economy and the prospects for emerging inflationary pressures. Consequently, the Federal Reserve Board (the Fed) signaled its desire to mute inflationary pressures through short-term interest rate hikes. Over the course of 1999, the Fed raised the federal funds target rate from 4.75 percent to 5.50 percent. At year end the 30-year U.S. Treasury yield stood at 6.48 percent versus 5.09 percent from year-end 1998.

ECONOMIC REVIEW
         The U.S. economy continued to be characterized by solid growth and modest inflation. U.S. demand remained strong despite concerns about rising trade deficits and rising interest rates. The Fed's interest rate hikes totaling 75 basis points were intended to forestall a rise in inflation. The higher rate environment will increase the financial cost of doing business and may contribute to a slowing in economic growth.

MARKET OVERVIEW
         The Lehman Brothers Aggregate Bond Index returned -.82 percent for the twelve months ended December 31, 1999. For the same twelve-month period, U.S. Treasuries returned -2.56 percent. In contrast to 1998, non-Treasuries outperformed U.S. Treasuries as higher yields contributed to higher returns. The best performing sector was mortgage-backed securities, which returned 1.86 percent, while asset-backed securities returned 1.81 percent. Finally, investment-grade corporate bonds returned -1.96 percent and U.S. government agency securities returned -.94 percent.

OUTLOOK
         We expect the economic expansion to continue despite the rising interest rate environment. Looking ahead, we believe the market appears to be expecting at least another .50 percent federal funds rate increase, as the Fed attempts to maintain a balance between economic growth and low inflation.

ACTIVE CORE FUND--PORTFOLIO STRATEGY AND OVERVIEW
         As of December 31, 1999, the Fund had a duration of 4.9 years, which was comparable to the 5.0-year duration of the Fund's benchmark, the Lehman Brothers Aggregate Bond Index. During the period, we increased the Fund's exposure to corporate and mortgage-backed securities as larger risk premiums increased the value in those sectors. As a result, we reduced the Fund's weight in U.S. Treasury securities.
         The Active Core Fund generated a total return of -1.25 percent for the twelve-month period ended December 31, 1999.



                                                             Continued on page 2
                                       1

LIMITED DURATION FUND--PORTFOLIO STRATEGY AND OVERVIEW
         As of December 31, 1999, the Fund had a duration of 1.6 years, which was comparable to the 1.6-year duration of the Fund's benchmark, the Lehman Brothers 1- to 3-Year Government Bond Index.
         As always, we expect to maintain a portfolio composed of modest positions diversified among various sectors.
         The Limited Duration Fund generated a total return of 2.62 percent for the twelve-month period ended December 31, 1999.

SUMMARY
         We believe the year 2000 will continue to present challenges for fixed-income portfolios. We expect to continue to meet these challenges through appropriate risk management and our disciplined investment style. The balance of the report provides additional details about the funds. We appreciate your investment in the Explorer Institutional Trust funds and your confidence in our institutional asset management team.

Sincerely,

/s/ Edward A. Treichel

Edward A. Treichel
Director of Institutional Asset Management
Van Kampen Management Inc.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

      As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

o    Illustrate the market environment in which your Fund is being managed.

o Reflect the impact of favorable market trends or difficult market conditions.

o Help you evaluate how your Fund's management team has responded to opportunities and challenges.

     The following graph compares your Fund's performance to that of the Lehman Brothers Aggregate Bond Index over time. This index is an unmanaged, broad-based, statistical composite that does not include any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. An investment cannot be made directly in an index.

     GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
     Explorer Institutional Active Core Fund vs. the Lehman Brothers Aggregate Bond Index (April 23, 1996, through December 31, 1999)


Chart

FUND'S PERFORMANCE
1 Year Total Return = -1.25%
Annualized Total Return
Since Inception = 5.71%

            Explorer
            Institutional     Lehamn Brothers
            Active Core       Aggregate Bond
Date        Fund Value        Index Value
Apr 1996     $9,950.46         $10,000.00
May 1996     $9,950.46         $9,980.00
Jun 1996    $10,060.58        $10,113.73
Jul 1996    $10,080.47        $10,141.04
Aug 1996    $10,040.13        $10,123.80
Sep 1996    $10,213.72        $10,299.95
Oct 1996    $10,431.95        $10,528.61
Nov 1996    $10,609.84        $10,708.65
Dec 1996    $10,519.94        $10,609.06
Jan 1997    $10,544.91        $10,641.95
Feb 1997    $10,566.47        $10,668.55
Mar 1997    $10,454.84        $10,550.13
Apr 1997    $10,595.42        $10,708.39
May 1997    $10,684.30        $10,810.11
Jun 1997    $10,793.09        $10,938.76
Jul 1997    $11,085.64        $11,234.10
Aug 1997    $10,989.92        $11,138.61
Sep 1997    $11,142.45        $11,303.46
Oct 1997    $11,308.59        $11,467.36
Nov 1997    $11,342.72        $11,520.11
Dec 1997    $11,459.12        $11,636.47
Jan 1998    $11,617.80        $11,785.41
Feb 1998    $11,603.26        $11,775.98
Mar 1998    $11,637.44        $11,816.02
Apr 1998    $11,690.56        $11,877.47
May 1998    $11,791.42        $11,990.30
Jun 1998    $11,880.96        $12,092.22
Jul 1998    $11,914.08        $12,117.61
Aug 1998    $12,110.14        $12,315.13
Sep 1998    $12,400.14        $12,603.30
Oct 1998    $12,350.67        $12,536.51
Nov 1998    $12,394.37        $12,607.97
Dec 1998    $12,427.57        $12,645.79
Jan 1999    $12,496.79        $12,595.21
Feb 1999    $12,285.27        $12,221.13
Mar 1999    $12,367.75        $12,237.02
Apr 1999    $12,388.72        $12,224.78
May 1999    $12,263.05        $12,046.30
Jun 1999    $12,209.82        $11,871.63
Jul 1999    $12,169.72        $12,054.45
Aug 1999    $12,155.38        $12,035.16
Sep 1999    $12,301.94        $12,183.19
Oct 1999    $12,337.28        $12,164.92
Nov 1999    $12,335.33        $12,032.32
Dec 1999    $12,272.53        $11,991.41

While past performance is not indicative of future results, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages. Returns include reinvestment of all distributions.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

      As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

o    Illustrate the market environment in which your Fund is being managed.

o Reflect the impact of favorable market trends or difficult market conditions.

o Help you evaluate how your Fund's management team has responded to opportunities and challenges.

     The following graph compares your Fund's performance to that of the Lehman Brothers 1- to 3-year Government Bond Index over time. This index is an unmanaged, broad-based, statistical composite that does not include any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. An investment cannot be made directly in an index.

     GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
     Explorer Institutional Limited Duration Fund vs. the Lehman Brothers 1- to 3-year Government Bond Index (April 23, 1996, through December 31, 1999)


Chart

FUND'S PERFORMANCE
1 Year Total Return = 2.62%
Annualized Total Return Since Inception = 5.34%


            Explorer
            Institutional     Lehman Brothers
            Limited           1- to 3-year
            Duration          Government Bond
Date        Fund Value        Index Value
Apr 1996     $9,992.60        $10,000.00
May 1996     $9,992.60        $10,022.00
Jun 1996    $10,071.10        $10,095.16
Jul 1996    $10,109.13        $10,134.53
Aug 1996    $10,116.99        $10,172.03
Sep 1996    $10,215.38        $10,264.59
Oct 1996    $10,336.73        $10,380.58
Nov 1996    $10,426.23        $10,457.40
Dec 1996    $10,414.05        $10,459.49
Jan 1997    $10,454.36        $10,509.70
Feb 1997    $10,480.00        $10,534.92
Mar 1997    $10,458.20        $10,526.49
Apr 1997    $10,550.98        $10,612.81
May 1997    $10,613.52        $10,687.10
Jun 1997    $10,685.73        $10,760.84
Jul 1997    $10,801.95        $10,878.13
Aug 1997    $10,810.74        $10,889.01
Sep 1997    $10,893.21        $10,971.77
Oct 1997    $10,956.44        $11,052.96
Nov 1997    $10,996.37        $11,080.59
Dec 1997    $11,069.26        $11,154.83
Jan 1998    $11,166.39        $11,261.92
Feb 1998    $11,175.59        $11,272.05
Mar 1998    $11,216.96        $11,316.02
Apr 1998    $11,266.47        $11,370.33
May 1998    $11,330.63        $11,430.60
Jun 1998    $11,381.57        $11,490.03
Jul 1998    $11,433.35        $11,544.04
Aug 1998    $11,554.12        $11,684.88
Sep 1998    $11,719.50        $11,842.62
Oct 1998    $11,759.38        $11,900.65
Nov 1998    $11,775.65        $11,888.75
Dec 1998    $11,805.93        $11,933.93
Jan 1999    $11,856.43        $11,979.28
Feb 1999    $11,780.91        $11,925.37
Mar 1999    $11,856.03        $12,006.46
Apr 1999    $11,892.57        $12,043.68
May 1999    $11,880.36        $12,035.25
Jun 1999    $11,905.77        $12,070.15
Jul 1999    $11,931.83        $12,107.57
Aug 1999    $11,958.14        $12,141.47
Sep 1999    $12,032.89        $12,220.39
Oct 1999    $12,071.20        $12,253.39
Nov 1999    $12,095.93        $12,276.67
Dec 1999    $12,115.35        $12,287.72

While past performance is not indicative of future results, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages. Returns include reinvestment of all distributions.

                     EXPLORER INSTITUTIONAL ACTIVE CORE FUND

                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 1999

-----------------------------------------------------------------------------------------------------------
    Par
   Amount
   (000)          Description                                        Coupon     Maturity       Market Value
-----------------------------------------------------------------------------------------------------------
                  ASSET-BACKED SECURITIES 12.0%
   $  125         American Express Credit Account Master Trust        5.900%    04/15/04        $   120,984
       75         American Express Credit Account Master Trust        6.400     04/15/05             74,084
      100         Citibank Credit Card Master Trust                   5.800     02/07/05             97,072
      200         CoMed Transitional Funding Trust                    5.390     06/25/05            191,894
      100         Equicredit Funding Trust                            6.855     10/15/28             98,328
      140         First NBC Credit Card Master Trust                  6.150     09/15/04            137,711
      150         First USA Credit Card Master Trust                  6.420     03/17/05            148,734
      100         Green Tree Financial Corp.                          6.330     11/01/29             91,980
      150         Green Tree Financial Corp.                          7.290     03/15/28            144,600
      125         Greenpoint Manufactured Housing                     6.110     11/15/18            115,686
      100         MBNA Credit Card Master Trust                       5.250     02/15/06             93,865
      100         Nationsbank Credit Card Master Trust                6.000     12/15/05             96,563
       75         Peco Energy Transition Trust                        5.800     03/01/07             69,644
      175         Premier Auto Trust                                  5.820     12/06/02            173,264
      125         Standard Credit Card Master Trust                   5.950     10/07/04            121,225
      250         Toyota Auto Lease Trust                             6.350     04/26/04            249,395
      125         Vanderbilt Mortgage Finance                         6.080     12/07/15            118,926
                                                                                                -----------
                  TOTAL ASSET-BACKED SECURITIES                                                   2,143,955
                                                                                                -----------

                  CORPORATE BONDS 22.5%
                  AEROSPACE/DEFENSE 0.6%
      115         McDonnell Douglas Corp.                             6.875     11/01/06            111,213
                                                                                                -----------

                  AUTOMOBILE 1.9%
      125         Dana Corp.                                          6.500     03/01/09            113,912
      255         Delphi Auto Systems Corp.                           7.125     05/01/29            225,784
                                                                                                -----------
                                                                                                    339,696
                                                                                                -----------
                  BEVERAGE, FOOD & TOBACCO 0.6%
      125         Earthgrains Co.                                     6.500     04/15/09            113,920
                                                                                                -----------

                  CONSUMER SERVICES 0.5%
      100         Hertz Corp.                                         6.250     03/15/09             90,707
                                                                                                -----------

                  FINANCE 9.0%
      100         American Express Credit Corp.                       6.500     08/01/00            100,103
       50         Ameritech Capital Funding Corp.                     6.150     01/15/08             46,394
      310         Associates Corp. NA                                 5.800     04/20/04            293,913
       70         BankAmerica Corp.                                   6.250     04/01/08             64,486
      125         BankAmerica Corp.                                   5.875     02/15/09            111,528
      125         Bank One Corp.                                      7.000     03/25/02            124,668
       20         Capital One Bank                                    6.375     02/15/03             19,292
      175         Chase Manhattan Corp.                               5.750     04/15/04            165,825
       75         Chase Manhattan Corp.                               7.125     06/15/09             72,869
       50         Citigroup, Inc.                                     6.875     02/15/98             42,175
      100         Commercial Credit Group, Inc.                       6.625     11/15/06             96,071
      150         Deere (John) Capital Corp.                          5.350     10/23/01            145,753
       60         Finova Capital Corp.                                6.150     03/31/03             57,664
       60         Finova Capital Corp.                                7.250     11/08/04             59,402
      100         First Union Corp.                                   6.400     04/01/08             92,402
      120         General Motors Acceptance Corp.                     6.150     04/05/07            111,453
                                                                                                -----------
                                                                                                  1,603,998
                                                                                                -----------

                                               See Notes to Financial Statements
                                       5

                     EXPLORER INSTITUTIONAL ACTIVE CORE FUND

                                DECEMBER 31, 1999

-----------------------------------------------------------------------------------------------------------
    Par
   Amount
   (000)          Description                                        Coupon     Maturity       Market Value
-----------------------------------------------------------------------------------------------------------
                  CORPORATE BONDS (CONTINUED)
                  LEISURE/ENTERTAINMENT 0.6%
   $  110         Viacom, Inc.                                        7.750%    06/01/05        $   111,650
                                                                                                -----------

                  OIL & GAS 1.6%
      315         Conoco, Inc.                                        6.950     04/15/29            284,092
                                                                                                -----------

                  RAW MATERIALS/PROCESSING INDUSTRIES 1.6%
       60         Goodyear Tire Rubber Co.                            6.375     03/15/08             55,128
      150         Tyson Foods, Inc.                                   7.000     05/01/18            137,465
      100         Union Pacific Resources Group, Inc.                 7.000     10/15/06             95,504
                                                                                                -----------
                                                                                                    288,097
                                                                                                -----------

                  RETAIL 0.4%
       25         Nordstrom, Inc.                                     6.950     03/15/28             22,023
       50         Sears Roebuck Acceptance Corp.                      7.000     06/15/07             47,299
                                                                                                -----------
                                                                                                     69,322
                                                                                                -----------

                  TELECOMMUNICATIONS 2.5%
       50         GTE North, Inc.                                     6.730     02/15/28             43,402
       80         MCI Communications Corp.                            6.500     04/15/10             74,605
      100         Sprint Capital Corp.                                6.125     11/15/08             90,810
      110         Sprint Capital Corp.                                6.875     11/15/28             98,138
      150         U.S. West Capital Funding, Inc.                     6.375     07/15/08            137,793
                                                                                                -----------
                                                                                                    444,748
                                                                                                -----------

                  TRANSPORTATION 0.5%
      100         CSX Corp.                                           7.450     05/01/07             98,197
                                                                                                -----------

                  UTILITIES 2.7%
      15          Florida Power & Light Co.                           7.050     12/01/26             13,110
      25          Florida Power Corp.                                 6.750     02/01/28             22,185
      100         Pacific Gas & Electric Co.                          6.250     08/01/03             97,231
      125         PacifiCorp                                          6.375     05/15/08            115,888
      200         South Carolina Electric & Gas Co.                   6.125     03/01/09            182,016
      50          Wisconsin Electric Power Co.                        6.625     11/15/06             47,893
                                                                                                -----------
                                                                                                    478,323
                                                                                                -----------

                  TOTAL CORPORATE BONDS 22.5%                                                     4,033,963
                                                                                                -----------

                  UNITED STATES GOVERNMENT AGENCY OBLIGATIONS 46.7%
      300         Federal Home Loan Banks                             5.690     06/19/03            290,227
      350         Federal Home Loan Mortgage Corp.                    6.500     05/15/24            332,479
      225         Federal Home Loan Mortgage Corp.                    6.000     07/15/24            209,601
      275         Federal Home Loan Mortgage Corp.                    6.500     08/15/24            263,486
      113         Federal Home Loan Mortgage Corp.
                    Gold 30 Year Pool #C00602                         6.000     02/01/28            103,329
      485         Federal Home Loan Mortgage Corp.
                    Gold 30 Year Pool #C00781                         6.500     04/01/29            457,960
      199         Federal Home Loan Mortgage Corp.
                    Gold 30 Year Pool #C25413                         6.500     04/01/29            187,848
      342         Federal Home Loan Mortgage Corp.
                    Gold 30 Year Pool #C29175                         6.500     07/01/29            322,509
      395         Federal Home Loan Mortgage Corp.
                    Gold 30 Year Pool #C29244                         7.000     07/01/29            381,823

                                               See Notes to Financial Statements
                                       6

                     EXPLORER INSTITUTIONAL ACTIVE CORE FUND

                                DECEMBER 31, 1999

-----------------------------------------------------------------------------------------------------------
    Par
   Amount
   (000)          Description                                        Coupon     Maturity       Market Value
-----------------------------------------------------------------------------------------------------------
                  UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
   $   59         Federal Home Loan Mortgage Corp.
                    Gold Convertible 15 Year Pool #G10592             6.500%    09/01/11        $    57,432
       40         Federal Home Loan Mortgage Corp.
                    Gold Convertible 15 Year Pool #G10270             8.500     09/01/09             41,243
      455         Federal National Mortgage Association               4.750     11/14/03            423,473
      500         Federal National Mortgage Association               6.000     05/15/08            468,060
      600         Federal National Mortgage Association               6.625     09/15/09            582,372
      300         Federal National Mortgage Association CMO           6.000     06/25/24            279,564
      230         Federal National Mortgage Association PAC           6.500     04/18/20            227,916
      100         Federal National Mortgage Association PAC           7.000     10/25/09             99,790
       80         Federal National Mortgage Association Pool
                    #124561                                           7.500     11/01/22             79,116
      162         Federal National Mortgage Association Pool
                    #429249                                           7.000     05/01/28            156,882
      268         Federal National Mortgage Association Pool
                    #447787                                           5.500     12/01/28            237,365
      843         Federal National Mortgage Association Pools         6.000     04/01/14            788,771
                                                                                - 05/01/26
      380         Federal National Mortgage Association Pools         6.500     08/01/11            361,873
                                                                                - 03/01/29
       57         Government National Mortgage Association Platinum
                    15 Year Pool #780419                              7.500     12/15/09             57,722
       70         Government National Mortgage Association Platinum
                    Pool #780440                                      8.500     11/15/17             72,581
      348         Government National Mortgage Association Pool
                    #466439                                           6.000     02/15/29            317,209
       31         Government National Mortgage Association Pool
                    #780157                                           9.500     08/15/22             33,580
      876         Government National Mortgage Association Pools      6.500     04/15/26            823,639
                                                                                - 07/15/29
      304         Government National Mortgage Association Pools      7.000     04/15/28            293,843
                                                                                - 07/15/28
      440         Tennessee Valley Authority                          6.375     06/15/05            427,552
                                                                                                -----------
                  TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS  46.7%                        8,379,245
                                                                                                -----------

                  UNITED STATES TREASURY OBLIGATIONS 11.2%
      140         United States Treasury Bonds                        8.125     08/15/19            159,405
      655         United States Treasury Notes                        6.000     08/15/00            655,413
      805         United States Treasury Notes                        6.125     08/15/07            784,754
    1,425         United States Treasury STRIPS (a)                   *         05/15/18            409,868
                                                                                                -----------
                  TOTAL UNITED STATES TREASURY OBLIGATIONS                                        2,009,440
                                                                                                -----------

TOTAL LONG TERM INVESTMENTS  92.4%
    (Cost $17,274,210)                                                                           16,566,603

SHORT TERM INVESTMENTS    6.8%
Federal Home Loan Bank Discount Note ($1,220,000 par,
  maturing 01/03/00, yielding 0.93%)
    (Cost $1,219,905)                                                                             1,219,905
                                                                                                -----------

TOTAL INVESTMENTS  99.2%
    (Cost $18,494,115)                                                                           17,786,508

OTHER ASSETS IN EXCESS OF LIABILITIES  0.8%                                                         134,508
                                                                                                -----------

NET ASSETS   100.0%                                                                             $17,921,016
                                                                                                ===========

*Zero coupon bond

(a) U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal Securities) are securities issued by the U.S. Treasury Department which evidence ownership in either the bond principal or interest payments. These securities are used by the Fund to manage the portfolio's duration.

                                               See Notes to Financial Statements
                                       7

                     EXPLORER INSTITUTIONAL ACTIVE CORE FUND

                                DECEMBER 31, 1999

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------



The following table summarizes the portfolio composition at December 31, 1999, based upon the higher of the quality rating issued by Standard & Poor's or Moody's.

          Portfolio Composition by Credit Quality **

          U.S. Government and Government Agency Obligations            62.7%
          AAA                                                          12.9
          AA                                                            8.2
          A                                                            11.0
          BBB                                                           5.2
                                                                     -------
                                                                      100.0%
                                                                     =======
          ** As a Percentage of Long-Term Investments












                                               See Notes to Financial Statements
                                       8

                    EXPLORER INSTITUTIONAL ACTIVE CORE FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

ASSETS:

     Total Investments (Cost $18,494,115)                          $ 17,786,508
     Interest Receivable                                                176,110
     Unamortized Organizational Costs                                    13,830
     Other                                                                  526
                                                                    ------------
          Total Assets                                               17,976,974
                                                                    ------------

LIABILITIES:

     Payables:
          Distributor and Affiliates                                     11,263
          Custodian Bank                                                  2,186
          Income Distributions                                              184
     Accrued Expenses                                                    21,951
     Trustees' Deferred Compensation and Retirement Plans                20,374
                                                                    ------------

     Total Liabilities                                                   55,958
                                                                    ------------

NET ASSETS                                                        $  17,921,016
                                                                    ============

NET ASSETS CONSIST OF:
     Capital                                                      $  18,681,696
     Accumulated Distributions in Excess
          of Net Investment Income                                       (3,753)
     Accumulated Net Realized Loss                                      (49,320)
     Net Unrealized Depreciation                                       (707,607)
                                                                    ------------
NET ASSETS                                                        $  17,921,016
                                                                    ============

Net Asset Value Per Share (Based on net assets of
$17,921,016 and 1,855,764 shares of beneficial
interest issued and outstanding)                                  $        9.66
                                                                    ============
















                                               See Notes to Financial Statements
                                       9

                    EXPLORER INSTITUTIONAL ACTIVE CORE FUND

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME:
     Interest                                                    $      972,838
                                                                    ------------

EXPENSES:
     Investment Advisory Fee                                             47,305
     Shareholder Services                                                17,019
     Custody                                                             17,162
     Audit                                                               15,990
     Trustees' Fees and Expenses                                         11,139
     Legal                                                               11,005
     Shareholder Reports                                                  9,593
     Amortization of Organizational Costs                                 8,439
     Other                                                               10,622
                                                                    ------------

          Total Expenses                                                148,274
          Less:   Expense Reduction  ($47,305 Investment
                  Advisory Fee and $37,386 Other)                        84,691
               Credits Earned on Cash Balances                              416
                                                                    ------------

               Net Expenses                                              63,167
                                                                    ------------

NET INVESTMENT INCOME                                            $      909,671
                                                                    ============
REALIZED AND UNREALIZED GAIN/LOSS:
     Net Realized Loss                                           $      (51,676)
                                                                    ------------

     Unrealized Appreciation/Depreciation:
          Beginning of the Period                                       343,175
          End of the Period                                            (707,607)
                                                                    ------------

     Net Unrealized Depreciation During the Period                   (1,050,782)
                                                                    ------------

NET REALIZED AND UNREALIZED LOSS                                 $   (1,102,458)
                                                                    ============

NET DECREASE IN NET ASSETS FROM OPERATIONS                       $     (192,787)
                                                                    ============




                                               See Notes to Financial Statements
                                       10

                     EXPLORER INSTITUTIONAL ACTIVE CORE FUND

                       STATEMENT OF CHANGES IN NET ASSETS
                  FOR THE YEARS ENDED DECEMBER 31, 1999 & 1998



                                                                     Year Ended          Year Ended
                                                              December 31, 1999   December 31, 1998
                                                              ------------------  -------------------
FROM INVESTMENT ACTIVITIES:

     Operations:
     Net Investment Income                                        $     909,671       $     611,855
     Net Realized Gain/Loss                                             (51,676)             58,523
     Net Unrealized Appreciation/Depreciation During the Period      (1,050,782)            189,938
                                                                  --------------      --------------

     Change in Net Assets from Operations                              (192,787)            860,316
                                                                  --------------      --------------

     Distributions from Net Investment Income                          (909,483)           (611,855)
     Distributions in Excess of Net Investment Income                         0                  (4)
                                                                  --------------      --------------
     Distributions from and in Excess of Net Investment Income         (909,483)           (611,859)
     Distributions from Net Realized Gain                                     0             (81,810)
                                                                  --------------      --------------
     Total Distributions                                               (909,483)           (693,669)
                                                                  --------------      --------------

     NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES             (1,102,270)            166,647
                                                                  --------------      --------------

FROM CAPITAL TRANSACTIONS:

     Proceeds from Shares Sold                                        6,615,825           7,055,143
     Net Asset Value of Shares Issued Through Dividend Reinvestment     906,622             690,436
     Cost of Shares Repurchased                                        (352,938)           (996,722)
                                                                  --------------      --------------

     NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS               7,169,509           6,748,857
                                                                  --------------      --------------

TOTAL INCREASE IN NET ASSETS                                          6,067,239           6,915,504

NET ASSETS:
     Beginning of the Period                                         11,853,777           4,938,273
                                                                  --------------      --------------

     End of the Period (Including accumulated distributions
     in excess of net investment income of $3,753 and $5,409
     respecively)                                                 $  17,921,016       $  11,853,777
                                                                  ==============      ==============


                                               See Notes to Financial Statements
                                       11

                     EXPLORER INSTITUTIONAL ACTIVE CORE FUND


                              FINANCIAL HIGHLIGHTS
       THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE
            OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.



                                                                                                                    April 23, 1996
                                                                  Year                Year                Year       (Commencement
                                                                 Ended               Ended               Ended       of Investment
                                                          December 31,        December 31,        December 31,      Operations) to
                                                                  1999                1998                1997   December 31, 1996
-----------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of the Period                    $  10.362           $  10.171           $  10.085           $  10.000
                                                            ---------           ---------           ---------           ---------
     Net Investment Income                                      0.574               0.579               0.626               0.409
     Net Realized and Unrealized Gain/Loss                     (0.707)              0.258               0.249               0.095
                                                            ---------           ---------           ---------           ---------
Total from Investment Operations                               (0.133)              0.837               0.875               0.504
                                                            ---------           ---------           ---------           ---------
Less:
     Distributions from and in Excess of Net Investment Income  0.572               0.574               0.626               0.409
     Distributions from Net Realized Gain                       0.000               0.072               0.163               0.010
                                                            ---------           ---------           ---------           ---------
Total Distributions                                             0.572               0.646               0.789               0.419
                                                            ---------           ---------           ---------           ---------

Net Asset Value, End of the Period                          $   9.657           $  10.362           $  10.171           $  10.085
                                                            =========           =========           =========           =========


Total Return                                                   (1.25%)              8.45%               8.93%               5.20%**

Net Assets at End of the Period (In millions)                   $17.9               $11.9                $4.9               $5.6

Ratio of Expenses to Average Net Assets* (a)                    0.40%               0.47%               0.60%               0.40%

Ratio of Net Investment Income to Average Net Assets*           5.77%               5.56%               6.19%               5.98%

Portfolio Turnover                                                53%                 79%                109%                 84%**

*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (a)                     0.94%               1.33%               2.01%               1.81%

Ratio of Net Investment Income to Average Net Assets            5.24%               4.70%               4.78%               4.57%

** Non-Annualized

(a) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .07% and .20% for the periods ended December 31, 1998, and December 31, 1997, respectively.

                                               See Notes to Financial Statements
                                       12

                  EXPLORER INSTITUTIONAL LIMITED DURATION FUND


                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999

-----------------------------------------------------------------------------------------------------------
    Par
   Amount
   (000)          Description                                        Coupon     Maturity       Market Value
-----------------------------------------------------------------------------------------------------------

                  ASSET-BACKED SECURITIES 5.3%
   $   30         American Express Credit Account Master Trust        6.400%    04/15/05        $    29,634
       10         CoMed Transitional Funding Trust                    5.390     06/25/05              9,595
       10         Equicredit Funding Trust                            6.855     10/15/28              9,710
       10         First NBC Credit Card Master Trust                  6.150     09/15/04              9,837
       15         First USA Credit Card Master Trust                  6.420     03/17/05             14,873
       30         MBNA Credit Card Master Trust                       6.600     11/15/04             29,840
       10         Nationsbank Credit Card Master Trust                6.000     12/15/05              9,656
       30         Peco Energy Transition Trust                        5.800     03/01/07             27,858
       10         Standard Credit Card Master Trust                   5.950     10/07/04              9,698
       20         Toyota Auto Lease Trust                             6.350     04/26/04             19,952
                                                                                                -----------
                  TOTAL ASSET-BACKED SECURITIES                                                     170,653
                                                                                                -----------

                  CORPORATE BONDS 9.9%
                  FINANCE 8.4%
      150         American Express Credit Corp.                       6.500     08/01/00            150,034
      100         Associates Corp. NA                                 5.800     04/20/04             94,792
       25         Deere (John) Capital Corp.                          5.350     10/23/01             24,273
                                                                                                -----------
                                                                                                    269,099
                                                                                                -----------

                  UTILITIES 1.5%
       50         Pacific Gas & Electric Co.                          6.250     08/01/03             48,619
                                                                                                -----------


                  TOTAL CORPORATE BONDS                                                             317,718
                                                                                                -----------

                  UNITED STATES GOVERNMENT AGENCY OBLIGATIONS 8.4%
      100         Federal Home Loan Banks                             5.690     06/19/03             96,425
       30         Federal National Mortgage Association
                    Medium Term Note                                  6.800     04/08/02             30,108
      100         Federal National Mortgage Association               5.125     02/13/04             93,857
       50         Federal National Mortgage Association               6.500     08/15/04             49,313
                                                                                                -----------
                  TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS                                 269,703
                                                                                                -----------


                  UNITED STATES TREASURY OBLIGATIONS 37.7%
      780         United States Treasury Notes                        5.875     11/30/01            775,250
       30         United States Treasury Notes                        5.750     08/15/03             29,390
      100         United States Treasury Notes                        6.250     02/15/03            100,134
      200         United States Treasury Notes                        7.250     08/15/04            206,280
      120         United States Treasury STRIPS (a)                       *     05/15/03             96,787
                                                                                                -----------
                  TOTAL UNITED STATES TREASURY OBLIGATIONS                                        1,207,841
                                                                                                -----------


TOTAL LONG-TERM INVESTMENTS  61.3%
    (Cost $2,007,149)                                                                             1,965,915


                                               See Notes to Financial Statements

                  EXPLORER INSTITUTIONAL LIMITED DURATION FUND


                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1999

-----------------------------------------------------------------------------------------------------------
Description                                                                                    Market Value
-----------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS 38.9%
Federal Home Loan Bank Discount Note ($261,000 par, maturing 01/03/00, yielding 0.93%)           $  260,980
Federal National Mortgage Association Discount Note
   ($500,000 par, maturing 02/08/00, yielding 5.45%)                                                497,050
Federal National Mortgage Association Discount Note
   ($500,000 par, maturing 05/18/00, yielding 5.56%)                                                489,266
                                                                                                 ----------
     (Cost $1,247,296)                                                                            1,247,296
                                                                                                 ----------

TOTAL INVESTMENTS 100.2%
     (Cost $3,254,445)                                                                           $3,213,211
                                                                                                 ==========

LIABILITIES IN EXCESS OF OTHER ASSETS   (0.2)%                                                       (7,388)
                                                                                                 ----------

NET ASSETS    100.0%                                                                             $3,205,823
                                                                                                 ==========


*Zero coupon bond

(a) U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal Securities) are securities issued by the U.S. Treasury Department which evidence ownership in either the bond principal or interest payments. These securities are used by the Fund to manage the portfolio's duration.




The following table summarizes the portfolio composition at December 31,1999, based upon the higher of the quality rating issued by Standard & Poor's or Moody's.

                  Portfolio Composition by Credit Quality **

                  U.S. Government and Government Agency Obligations    75.2%
                  AAA                                                   8.7
                  AA                                                   14.9
                  A                                                     1.2
                                                                      ------
                                                                      100.0%
                                                                      ======

                  ** As a Percentage of Long-Term Investments


                                               See Notes to Financial Statements

                  EXPLORER INSTITUTIONAL LIMITED DURATION FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

ASSETS:

   Total Investments (Cost $3,254,445)                              $3,213,211
   Cash                                                                    605
   Interest Receivable                                                  23,629
   Unamortized Organizational Expenses                                  14,121
   Other                                                                   109
                                                                    ----------
       Total Assets                                                  3,251,675
                                                                    ----------

LIABILITIES:

   Payables:
     Distributor and Affiliates                                          7,896
     Income Distributions                                                  277
   Trustees' Deferred Compensation and Retirement Plans                 20,374
   Accrued Expenses                                                     17,305
                                                                    ----------
       Total Liabilities                                                45,852
                                                                    ----------

NET ASSETS                                                          $3,205,823
                                                                    ==========
NET ASSETS CONSIST OF:

   Capital                                                          $3,255,824
   Accumulated Distributions in Excess of Net Investment Income         (8,767)
   Net Unrealized Depreciation                                         (41,234)
                                                                    ----------
NET ASSETS                                                          $3,205,823
                                                                    ==========

Net Asset Value Per Share (Based on net assets of $3,205,823 and
  336,888 shares of beneficial interest issued and outstanding)     $     9.52
                                                                    ==========

                                               See Notes to Financial Statements

                  EXPLORER INSTITUTIONAL LIMITED DURATION FUND

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME:
   Interest                                                           $167,572
                                                                      --------

EXPENSES:
   Shareholder Services                                                 16,630
   Audit                                                                16,193
   Custody                                                              15,795
   Trustees' Fees and Expenses                                          11,136
   Investment Advisory Fee                                               9,161
   Legal                                                                 8,334
   Amortization of Organizational Costs                                  8,616
   Shareholder Reports                                                   6,800
   Other                                                                 1,957
                                                                      --------
   Total Expenses                                                       94,622
     Less: Expense Reduction
             ($9,161 Investment Advisory Fee and $72,902 Other)         82,063
              Credits Earned on Cash Balances                              335
                                                                      --------

     Net Expenses                                                       12,224
                                                                      --------

NET INVESTMENT INCOME                                                 $155,348
                                                                      ========

REALIZED AND UNREALIZED GAIN/LOSS:
   Net Realized Gain                                                  $  4,323
                                                                      --------

   Unrealized Appreciation/Depreciation:
     Beginning of the Period                                            41,696
     End of the Period                                                 (41,234)
                                                                      --------

   Net Unrealized Depreciation During the Period                       (82,930)
                                                                      --------
NET REALIZED AND UNREALIZED LOSS                                      $(78,607)
                                                                      ========
NET INCREASE IN NET ASSETS FROM OPERATIONS                            $ 76,741
                                                                     =========

                                               See Notes to Financial Statements

                  EXPLORER INSTITUTIONAL LIMITED DURATION FUND

                       STATEMENT OF CHANGES IN NET ASSETS
                  For the Years Ended December 31, 1999 & 1998

                                                                                       Year Ended                Year Ended
                                                                                December 31, 1999         December 31, 1998

FROM INVESTMENT ACTIVITIES:

   Operations:
   Net Investment Income                                                              $  155,348                 $  182,967
   Net Realized Gain                                                                       4,323                     91,400
   Net Unrealized Depreciation During the Period                                         (82,930)                   (37,308)
                                                                                      ----------                 ----------

   Change in Net Assets from Operations                                                   76,741                    237,059
                                                                                      ----------                 ----------
   Distributions from Net Investment Income                                             (154,388)                  (182,967)
   Distributions in Excess of Net Investment Income                                            0                     (9,017)
                                                                                      ----------                 ----------
   Distributions from and in Excess of Net Investment Income                            (154,388)                  (191,984)
   Distributions from Net Realized Gain                                                   (4,187)                   (90,705)
                                                                                      ----------                 ----------
   Total Distributions                                                                  (158,575)                  (282,689)
                                                                                      ----------                 ----------

   NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES                                   (81,834)                   (45,630)
                                                                                      ----------                 ----------
FROM CAPITAL TRANSACTIONS:

   Proceeds from Shares Sold                                                             400,372                    410,033
   Net Asset Value of Shares Issued Through Dividend Reinvestment                        156,083                    262,640
   Cost of Shares Repurchased                                                                  0                 (6,127,927)
                                                                                      ----------                 ----------

   NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                                    556,455                 (5,455,254)
                                                                                      ----------                 ----------

TOTAL INCREASE/DECREASE IN NET ASSETS                                                    474,621                 (5,500,884)

NET ASSETS:
   Beginning of the Period                                                             2,731,202                  8,232,086
                                                                                      ----------                 ----------

   End of the Period (Including accumulated distributions in excess of
   net investment income of $8,767 and $10,546 respectively)                          $3,205,823                 $2,731,202
                                                                                      ==========                 ==========


                                               See Notes to Financial Statements

                  EXPLORER INSTITUTIONAL LIMITED DURATION FUND

                              FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.


                                                                                                                    April 23, 1996
                                                                  Year                Year                Year       (Commencement
                                                                 Ended               Ended               Ended       of Investment
                                                          December 31,        December 31,        December 31,      Operations) to
                                                                  1999                1998                1997   December 31, 1996
-----------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of the Period                   $     9.773          $   10.037          $   10.019          $  10.000
                                                           -----------          ----------          ----------          ---------
   Net Investment Income                                         0.496               0.547               0.574              0.386
   Net Realized and Unrealized Gain/Loss                        (0.253)              0.110               0.036              0.019
                                                           -----------          ----------          ----------          ---------

Total from Investment Operations                                 0.243               0.657               0.610              0.405
                                                           -----------          ----------          ----------          ---------

Less:
   Distributions from and in Excess of Net Investment Income     0.487               0.583               0.574              0.386
   Distributions from Net Realized Gain                          0.013               0.338               0.018              0.000
                                                           -----------          ----------          ----------          ---------

Total Distributions                                              0.500               0.921               0.592              0.386
                                                           -----------          ----------          ----------          ---------

Net Asset Value, End of the Period                         $     9.516          $    9.773          $   10.037          $  10.019
                                                           ===========          ==========          ==========          =========

Total Return                                                      2.62%               6.65%               6.29%              4.14%**

Net Assets at End of the Period (In millions)                     $3.2                $2.7                $8.2               $9.8

Ratio of Expenses to Average Net Assets* (a)                      0.41%               0.61%               0.56%              0.40%

Ratio of Net Investment Income to Average Net Assets*             5.07%               5.44%               5.74%              5.68%

Portfolio Turnover                                                  63%                 76%                 41%                16%**

*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (a)                       3.09%               3.67%               1.86%              1.40%

Ratio of Net Investment Income to Average Net Assets              2.38%               2.38%               4.59%              4.68%

** Non-Annualized

(a) The ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01%, .21% and .16%, for the periods ended December 31, 1999, 1998, and 1997, respectively.




                                               See Notes to Financial Statements

                        THE EXPLORER INSTITUTIONAL TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999



1.  SIGNIFICANT ACCOUNTING POLICIES
The Explorer Institutional Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company comprised of two funds: Explorer Institutional Active Core Fund ("Active Core Fund") and Explorer Institutional Limited Duration Fund ("Limited Duration Fund"). Each Fund is accounted for as a separate entity.

     Active Core Fund's investment objective is to provide an enhanced level of total return as compared to an investment in an unmanaged portfolio consisting primarily of investment grade intermediate- and long-term income securities of U.S. issuers. Limited Duration Fund's investment objective is to provide an enhanced level of total return as compared to an investment in an unmanaged portfolio consisting primarily of investment grade short-and intermediate-term income securities of U.S. issuers, consistent with the preservation of capital. The Funds commenced investment operations on April 23, 1996.

     The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION - Investments are stated at value using market quotations, indications of value obtained from an independent pricing service, or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Funds may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Funds will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At December 31, 1999, there were no when issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME - Interest income is recorded on an accrual basis. Bond discount and premium are amortized over the life of each applicable security.

D. ORGANIZATIONAL COSTS - The Funds will reimburse Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Funds' organization in the amount of $47,718 for Active Core Fund and $48,676 for Limited Duration Fund. These costs are being amortized on a straight line basis over the 60 month period ending April 22, 2001. Van Kampen Management Inc. (the "Adviser") has agreed that in the event any of the initial shares of the Funds originally purchased by Van Kampen are redeemed during the amortization period, the Funds will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES - It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and gains to its shareholders. Therefore, no provision for federal income taxes is required.

     The Funds' intend to utilize provisions of the federal income tax laws which allow it to carry a realized loss capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1999, Active Core had an accumulated capital loss carry forward for tax purposes of $26,443 which expires December 31, 2007. Net realized gains or losses may differ for financial reporting and tax purposes as a result of post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year.

     The following table presents the identified cost of investments at December 31, 1999 for federal income tax purposes with the associated gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation.

                                    ACTIVE CORE           LIMITED
                                       FUND            DURATION FUND
Cost of long-term and
  short-term investments             $18,494,115             $3,254,445
                                   ==============    ===================
Aggregate gross
  unrealized appreciation                 $3,901                   $253
Aggregate gross
  unrealized depreciation                711,508                 41,487
                                   --------------    -------------------
Net unrealized
  Depreciation                          $707,607                $41,234
                                   ==============    ===================

F. DISTRIBUTION OF INCOME AND GAINS - Each Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.
      Due to inherent differences in the recognition of income, expenses, and realized gain/losses under generally

                        THE EXPLORER INSTITUTIONAL TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1999



accepted accounting principles and federal income tax purposes, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distributions in excess of net investment income for certain periods.

     Permanent book and tax basis differences relating to the recognition of gains/losses on paydowns of mortgage pool obligations totaling $2,356 for Active Core Fund have been reclassified from accumulated distributions in excess of net investment income to accumulated net realized loss. Permanent book and tax basis differences relating capital gains distributions totaling $3,824 for Active Core Fund and $819 for Limited Duration Fund have been reclassified from accumulated net realized loss to accumulated distributions in excess of net investment income. The Limited Duration Fund designated and paid $4,182 as a 20% rate gain distribution for the fiscal year 1999. In January 2000, the Funds will provide tax information to shareholders for the 1999 calendar year.

G. EXPENSE REDUCTIONS - During the period ended December 31, 1999, the custody fees for Active Core Fund and Limited Duration Fund were reduced by $416 and $335, respectively, as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of each of the Fund's Investment Advisory Agreements, the Adviser will provide investment advice and facilities to the Funds for an annual fee payable monthly as follows:

           AVERAGE NET ASSETS                 % PER ANNUM
-----------------------------------      ----------------------
First $1 billion                               .300 of 1%
Over $1 billion                                .250 of 1%

     Van Kampen has agreed to waive fees or reimburse certain expenses such that the net expenses of each Fund will not exceed 0.40% of average net assets. Should the assets of a particular fund increase sufficiently to allow for reimbursement of prior year's excess expenses to Van Kampen without causing that funds' expense ratio to exceed 0.40%, that fund may be required to reimburse Van Kampen for fees waived and/or expenses assumed within the previous four years. Therefore, these cumulative expense subsidies totaling $316,955 and $336,432 for Active Core Fund and Limited Duration Fund, respectively, could become liabilities of each respective Fund at a future date.

     For the year ended December 31, 1999, Active Core Fund and Limited Duration Fund recognized expenses of approximately $300 and $100, respectively, representing legal expenses provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Funds, of which a trustee of the Funds is an affiliated person. All of this expense has been assumed by Van Kampen.

     For the year ended December 31, 1999, Active Core Fund and Limited Duration Fund recognized expenses of approximately $24,200 and $19,700, respectively, representing Van Kampen's cost of providing accounting and legal services to the Funds. All of this expense has been assumed by Van Kampen.

     Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Funds. For the year ended December 31, 1999, Active Core Fund and Limited Duration Fund recognized expenses of approximately $17,000 and $16,000, respectively. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks. All of this expense has been assumed by Van Kampen.

     Certain officers and trustees of the Funds are also officers and directors of Van Kampen. The Funds do not compensate their officers or trustees who are officers of Van Kampen.

     The Funds provide deferred compensation and retirement plans for their trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Funds. The maximum annual benefit per trustee under the plan is $2,500.

     At December 31, 1999, Van Kampen owned 5,000 shares of each Fund.

3. CAPITAL TRANSACTIONS There are an unlimited number of shares of beneficial interest of each Fund without par value authorized.

     For the year ended December 31, 1999, transactions in common shares were as follows:

                                      ACTIVE           LIMITED
                                       CORE           DURATION
                                       FUND             FUND
                                  ---------------  ----------------
Beginning Shares                       1,143,960           279,454
Shares Sold                              656,253            41,203
Shares Issued
through                                   91,561            16,231
  Dividend Reinvestment
Shares Repurchased                       (36,010)                0
                                  ---------------  ----------------
Ending Shares                          1,855,764           336,888
                                  ===============  ================
Capital at 12/31/99                  $18,681,696        $3,255,824
                                  ===============  ================

                        THE EXPLORER INSTITUTIONAL TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1999






For the period ended December 31, 1998, transactions in common shares were as follows:

                                     ACTIVE           LIMITED
                                      CORE           DURATION
                                      FUND             FUND
                                 ---------------  -----------------
Beginning Shares                        485,509            820,195
Shares Sold                             688,318             40,755
Shares Issued
through                                  67,072             26,390
  Dividend Reinvestment
Shares Repurchased                     (96,939)          (607,886)
                                 ---------------  -----------------
Ending Shares                         1,143,960            279,454
                                 ===============  =================
Capital at 12/31/98                 $11,512,187         $2,699,369
                                 ===============  =================

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, including principal paydowns and excluding forward commitment transactions and short-term investments, were $14,293,911 and $7,921,080 for Active Core Fund and $1,584,241 and $1,443,805 for Limited Duration Fund.

5. MORTGAGE BACKED SECURITIES
A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies, such as Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC).
         A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS's. These MBS pools are divided into classes or tranches with each class having its own characteristics. For instance, a PAC
 (Planned Amortization Class) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk.

6.  SUBSEQUENT EVENT
On November 3, 1999, the Board approved a Plan of Liquidation for the Funds. The Plan of Liquidation will be presented to the shareholders of the Funds for approval. Dividends subject to automatic reinvestment in the Funds according to previous instructions of existing shareholders will continue to be reinvested in shares of the Funds.

                        REPORT OF INDEPENDENT ACCOUNTANTS


   The Board of Trustees and Shareholders of
   The Explorer Institutional Trust:

   We have audited the accompanying statements of assets and liabilities of The Explorer Institutional Trust (comprising the Active Core Fund and Limited Duration Fund, collectively referred to as the "Funds"), including the portfolios of investments, as of December 31, 1999, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Explorer Institutional Trust management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting The Explorer Institutional Trust as of December 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.



                                    KPMG LLP


   Chicago, Illinois
   February 15, 2000

                        THE EXPLORER INSTITUTIONAL TRUST

BOARD OF TRUSTEES                      INVESTMENT ADVISER

DAVID C. ARCH                          VAN KAMPEN MANAGEMENT INC.
ROD DAMMEYER                           1 Parkview Plaza
HOWARD J KERR                          P.O. Box 5555
DENNIS J. MCDONNELL*                   Oakbrook Terrace, Illinois 60181-5555
THEODORE A. MYERS
RICHARD F. POWERS, III*- Chairman      DISTRIBUTOR
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*                       VAN KAMPEN FUNDS INC.
                                       1 Parkview Plaza
OFFICERS                               P.O. Box 5555
                                       Oakbrook Terrace, Illinois 60181-5555
RICHARD F. POWERS, III*
    President                          SHAREHOLDER SERVICING AGENT

DENNIS J. MCDONNELL*                   VAN KAMPEN INVESTOR SERVICES INC.
    Executive Vice President and       P.O. Box 218256
    Chief Investment Officer           Kansas City, Missouri 64121-8256

A. THOMAS SMITH III*                   CUSTODIAN
    Vice President and Secretary
                                       STATE STREET BANK AND TRUST COMPANY
JOHN L. SULLIVAN*                      225 Franklin Street
    Vice President, Treasurer, and     P.O. Box 1713
    Chief Financial Officer            Boston, Massachusetts 02105

PETER W. HEGEL*                        LEGAL COUNSEL
MICHAEL P. KAMRADT*
JOHN M. MCCAREINS*                     SKADDEN, ARPS, SLATE, MEAGHER
MICHAEL H. SANTO*                         & FLOM (ILLINOIS)
EDWARD A. TREICHEL*                    333 West Wacker Drive
EDWARD C. WOOD, III*                   Chicago, Illinois 60606
     Vice Presidents
                                       INDEPENDENT ACCOUNTANTS

                                       KPMG LLP
                                       303 East Wacker Drive
                                       Chicago, Illinois 60601








* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)  Van Kampen Funds Inc., 2000
     All Rights Reserved.
(SM) denotes a service mark of Van Kampen Funds Inc.

                                YEAR 2000 UPDATE

As we enter the new century it's "business as usual" for Van Kampen. Thank you for the confidence you showed in us during the changeover on January 1, 2000, and for entrusting us with your investment portfolio. We look forward to continuing to serve your investment needs.